                                                                    EXHIBIT 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                 UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   94-0304228
                       I.R.S. Employer Identification No.

              120 S. San Pedro St., Suite 400
                  Los Angeles, California                       90012
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip Code)


                                Kimberly Davidson
                 Union Bank of California, National Association
                             120 S. San Pedro Street
                           Corporate Trust - 4th Floor
                              Los Angeles, CA 90012
                                 (213) 972-5673
            (Name, address and telephone number of agent for service)

                                KELLWOOD COMPANY
                 (See table on next page for additional Issuers)
                     (Issuer with respect to the Securities)

           Delaware                                      36-2472410
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

        600 Kellwood Parkway                                63017
       Chesterfield, Missouri
----------------------------------------                  ----------
(Address of Principal Executive Offices)                  (Zip Code)


                                KELLWOOD COMPANY
$200,000,000 3.50% Convertible Senior Debentures due 2034 and Related Guarantees

================================================================================

                                          STATE OR OTHER
                                          JURISDICTION OF    I.R.S. EMPLOYER
                                         INCORPORATION OR    IDENTIFICATION
                 NAME                      ORGANIZATION          NUMBER                    ADDRESS
-----------------------------------------------------------------------------------------------------------
Koret of California, Inc.                   California       94-1687671            505 14th St.
                                                                                   Oakland, CA  94612

American Recreation Products, Inc.           Delaware        13-3285318            1224 Fern Ridge Parkway
                                                                                   St. Louis, MO  63141

Briggs New York, Inc.                        Delaware        13-4218484            38 Guest St.
                                                                                   Boston, MA  02135

Costura Dominicana, Inc.                     Delaware        13-3067497            7005 Pelham Rd.
                                                                                   Greenville, SC 29615

Gerber Childrenswear, Inc.                   Delaware        03-0442752            7005 Pelham Rd.
                                                                                   Greenville, SC 29615

GCW Holdings, Inc.                           Delaware        58-2354913            103 Foulk Rd., Suite 200
                                                                                   Wilmington, DE  19803

GCI IP Sub, Inc.                             Delaware        58-2354915            7005 Pelham Rd.
                                                                                   Greenville, SC 29615

Halmode Apparel, Inc.                        Delaware        54-0732945            1400 Broadway, 11th Floor
                                                                                   New York, NY  10018

New Campaign, Inc.                           Delaware        54-1753667            1155 Pineridge Rd.
                                                                                   Norfolk, VA  23502

KWD Holdings, Inc.                           Delaware        51-0308637            1105 North Market St., Suite
                                                                                   1300
                                                                                   Wilmington, DE  19899

Sierra Designs Acquisition                   Delaware        43-1676379            1224 Fern Ridge Parkway
Corporation                                                                        St. Louis, MO  63141

Biflex International, Inc.                   New York        13-1875956            180 Madison Ave., 6th Floor
                                                                                   New York, NY 10016

Dorby Frocks, Ltd.                           New York        13-1833444            1400 Broadway, 17th
                                                                                   Floor
                                                                                   New York, NY 10018

Phat Fashions LLC                            New York        13-3901411            512 Seventh Ave., 12th Floor
                                                                                   New York, NY  10018

Phat Licensing LLC                           New York        13-4021744            512 Seventh Ave., 43rd Floor
                                                                                   New York, NY 10018

Kellwood Financial Resources, Inc.           Tennessee       62-1802806            600 Kellwood Parkway
                                                                                   Chesterfield, MO  63017

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                       Comptroller of the Currency
                       Washington, D.C.

         b)       Whether it is authorized to exercise corporate trust powers.
                       Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

         In answering this item, the trustee has relied, in part, upon information furnished by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information. The trustee has also examined its own books and records for the purpose of answering this item.

ITEMS 3-15 Items  3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1.   A copy of the Articles of Association of the Trustee.*

             2. A copy of the certificate of authority of the Trustee to commence business.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

             4.   A copy of the existing bylaws of the Trustee.*

             5. A copy of each Indenture referred to in Item 4. Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Attached as Exhibit 6.

             7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. Attached as Exhibit 7.

             * Exhibits 1 through 4 are incorporated by reference to Registration Number 333-103873 filed with the SEC.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Union Bank of California, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California on the 25th day of April, 2005.


                                  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION

                                  By: /s/ Kimberly Davidson
                                      ------------------------------------------
                                      Kimberly Davidson
                                      Assistant Vice President

                                    EXHIBIT 6

                             CONSENT OF THE TRUSTEE
                      REQUIRED BY SECTION 321(b) OF THE ACT


                                 April 25, 2005


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

In connection with the qualification of an indenture for indebtedness between Kellwood Company (the "Company") and Union Bank of California, N.A. (the "Trustee"), the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that reports of examinations of the undersigned by federal, state, territorial, or district authorities authorized to make such examinations may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

Sincerely,

Union Bank of California, N.A.


By:
            /s/ Kimberly Davidson
         ----------------------------------------
         Kimberly Davidson
         Corporate Trust Assistant Vice President

                                                                       EXHIBIT 7


                       Consolidated Report of Condition of

                 Union Bank of California, National Association

of San Francisco in the State of California, at the close of business December 31, 2004, published in response to call made by the Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter 21541


--------------------------------------------------------------------------------


BALANCE SHEET
                                                                                Dollar Amounts
                                                                                 In Thousands
ASSETS

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                       $ 2,111,180
         Interest-bearing balances                                                   474,152
Securities:
         Held-to-maturity securities                                                       0
         Available-for-sale securities                                            11,152,232
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                      944,550
         Securities purchased under agreements to resell                                   0
Loans and lease financing receivables:
         Loans and leases held for sale                                              117,900
         Loans and leases, net of unearned income                                 29,934,623
         LESS: Allowance for loan and lease losses                                   371,496
         Loans and leases, net of unearned income and allowance                   29,563,127
Trading assets                                                                       253,891
Premises and fixed assets                                                            518,261
Other real estate owned                                                                7,281
Investments in unconsolidated subsidiaries and associated companies                      114
Customers' liability to this bank on acceptances outstanding                          55,915
Intangible assets:
         Goodwill                                                                    475,027
         Other intangible assets                                                      64,647
Other assets                                                                       1,746,540
                                                                                 -----------
Total assets                                                                      47,485,217
                                                                                 -----------

                                                                       EXHIBIT 7

LIABILITIES

Deposits:
In domestic offices                                                                   38,715,030
         Noninterest-bearing                                                          19,215,749
         Interest-bearing                                                             19,499,281
In foreign offices, Edge and Agreement subsidiaries, and IBFs                          2,588,908
         Noninterest-bearing                                                             436,059
         Interest-bearing                                                              2,152,849
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                     444,523
         Securities sold under agreements to repurchase                                  142,726
Trading liabilities                                                                      145,304
Other borrowed money                                                                     166,558
Bank's liability on acceptances executed and outstanding                                  55,915
Subordinated notes and debentures                                                        100,000
Other liabilities                                                                      1,045,919
Total liabilities                                                                     43,404,883
                                                                                     -----------
Minority interest in consolidated subsidiaries                                                 0

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                  0
Common stock                                                                             604,577
Surplus                                                                                1,388,239
Retained earnings                                                                      2,132,201
Accumulated other comprehensive income                                                   (44,683)
Other equity capital components
                                                                                               0
                                                                                     -----------
Total equity capital                                                                   4,080,334
                                                                                     -----------
Total liabilities, minority interest, and equity capital                              47,485,217
                                                                                     -----------